Exhibit 8.1

List of subsidiaries of Huazhu Group Limited

List of Subsidiaries

I.	Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)
China Lodging Holdings (HK) Limited (Hong Kong)
China Lodging Holdings Singapore Pte. Ltd. (Singapore)
Sheen Step Group Limited (Seychelles)
CLG Special Investments Limited (Cayman Islands)
City Home Group Limited (Cayman Islands)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II.	Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries

	1.1	Starway Hotels (Hong Kong) Limited (Hong Kong)
	1.2	Crystal Orange Hotel Holdings Limited (BVI)
	1.3	Orange Hotel Hong Kong Limited (Hong Kong)
	1.4	ACL Greater China Limited (Hong Kong)
	1.5	Ibis China Investment Limited (Hong Kong)
	1.6	TAHM Investment Limited (Hong Kong)
	1.7	Huazhu Investment I Limited (Hong Kong)
	1.8	Huazhu Investment II Limited (Hong Kong)
	1.9	Starway Hotel Holdings Limited (BVI)
	1.10	Hi Inn Hotel Holdings Limited (BVI)
	1.11	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
	1.12	Starway Lodging (Hong Kong) Limited (Hong Kong)
	1.13	City Home Investment Limited (Hong Kong)
	1.14	Huazhu K.K. (Japan)
	1.15	Huazhu Investment GmbH (Germany)
	1.16	DH Group GmbH & Co. KG (Germany)
	1.17	Huazhu Hospitality Inc (BVI)
	1.18	Huazhu Hospitality (Hong Kong) Limited (Hong Kong)
	1.19	Steigenberger Hotels Aktiengesellschaft (Germany)
	1.20	IntercityHotel GmbH (Germany)
	1.21	H.E.A.D. HOTEL EQUIPMENT AND DESIGN GmbH (Germany)
	1.22	Sourcify GmbH (Germany)
	1.23	Steigenberger Consulting GmbH (Germany)
	1.24	D.H. Deutsche Hospitality GmbH (Germany)

1.25	Jaz Hotel GmbH (Germany)
1.26	Steigenberger Spa GmbH (Germany)
1.27	MAXX Hotel GmbH (Germany)
1.28	STAG Hotelverwaltungs-Gesellschaft mbH (Austria)
1.29	Steigenberger Hotels AG (Switzerland)
1.30	STAG Hotels Netherlands B.V. (Netherlands)
1.31	Scheveningen Hotel Holding B.V. (Netherlands)
1.32	STAG Belgium N.V. (Belgium)
1.33	Steigenberger Italia S.r.l. (Italy)
1.34	Steigenberger DMCC (UAE)
1.35	Tunisian Hospitality Group SARL (Tunisia)
1.36	Zleep Hotel GmbH (Germany)
1.37	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.35	Yagao Meihua Hotel Management Co., Ltd.
1.36	Tianjin Yagao Hotel Management Co., Ltd.
1.37	Huazhu (Hainan) Hotel Management Co., Ltd.
1.38	Starway Hotel Management (Shanghai) Co., Ltd.
1.39	Orange Hotel Management (China) Co., Ltd.
1.40	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.41	Beijing Orange Times Softwares Technology Co., Ltd.
1.42	Yiju (Shanghai) Hotel Management Co., Ltd.
1.43	Shanghai HanTing Hotel Management Group, Ltd.
1.44	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.45	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.46	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.47	Xingji Hotel Management (Ningbo) Co., Ltd.
1.48	Suzhou Ibis Hotel Limited
1.49	Nanjing Yiya Hotel Management Co., Limited
1.50	Wuxi Ibis Hotel Limited
1.51	Tianjin Ibis Hotel Limited
1.52	Chengdu Kehua Ibis Hotel Limited
1.53	Chengdu Ibis Hotel Limited
1.54	Ya’an Ibis Hotel Limited
1.55	Jizhu Information Technology (Shanghai) Co., Ltd.
1.56	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.57	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.58	Huazhu Hotel Management Co., Ltd.
1.59	Shanghai Shuohong Hotel Management Co., Ltd.
1.60	Shanghai Ibis Hotel Management Co., Limited
1.61	Nanjing Meiyue Hotel Management Co., Ltd.
1.62	Xi’an Anruosi Hotel Management Co., Ltd.
1.63	Xi’an Yusi Hotel Management Co., Ltd.
1.64	Ibis Xiamen Hotel Limited
1.65	Beijing Yaoting Hotel Management Co., Ltd.

1.66	Beijing Xiting Hotel Management Co., Ltd.
1.67	Shanghai Meiting Hotel Management Co., Ltd.
1.68	Shanghai Yiju Hotel Management Co., Ltd. （上海逸居酒店管理有限公司）
1.69	Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.
1.70	Wuxi Yiju Hotel Management Co., Ltd.
1.71	Shanghai Yate Hotel Management Co., Ltd.
1.72	Shanghai HanTing Decoration and Engineering Co., Ltd.
1.73	Shanghai Songting Hotel Management Co., Ltd.
1.74	Shanghai Hegao Hotel Management Co., Ltd.
1.75	Shanghai Xinting Hotel Management Co., Ltd.（上海鑫庭酒店管理有限公司）
1.76	Shanghai Qinting Hotel Management Co., Ltd. （上海沁庭酒店管理有限公司）
1.77	Shanghai Lingting Hotel Management Co., Ltd.
1.78	Shanghai Xinting Hotel Management Co., Ltd.（上海新庭酒店管理有限公司）
1.79	Shanghai Pengting Hotel Management Co., Ltd.
1.80	Shanghai Luting Hotel Management Co., Ltd.
1.81	Shanghai Haoting Hotel Management Co., Ltd. （上海灏庭酒店管理有限公司）
1.82	Shanghai Yuyi Hotel Management Co., Ltd.
1.83	Shanghai Changting Hotel Management Co., Ltd.（上海长庭酒店管理有限公司）
1.84	Shanghai Guiting Hotel Management Co., Ltd.
1.85	Shanghai Jiating Hotel Management Co., Ltd.
1.86	Shanghai Senting Hotel Management Co., Ltd.
1.87	Shanghai Xiting Hotel Management Co., Ltd.
1.88	Shanghai Yuanting Hotel Management Co., Ltd.
1.89	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.90	Shanghai Aiting Hotel Management Co., Ltd.
1.91	Shanghai Yiju Hotel Management Co., Ltd. （上海宜居酒店管理有限公司）
1.92	Shanghai Qinting Hotel Management Co., Ltd. （上海钦庭酒店管理有限公司）
1.93	Shanghai Changting Hotel Management Co., Ltd.（上海畅庭酒店管理有限公司）
1.94	Shanghai Hanhao Hotel Management Co., Ltd.
1.95	Hangzhou Muting Hotel Management Co., Ltd.
1.96	Hangzhou Anting Hotel Management Co., Ltd.
1.97	Hangzhou Qiuting Hotel Management Co., Ltd.
1.98	Hangzhou Yishitan Investment and Management Co., Ltd.
1.99	Hangzhou Senting Hotel Management Co., Ltd.
1.100	Hangzhou Hemei Hanting Hotel Co., Ltd.

1.101	Yiwu HanTing Hotel Management Co., Ltd.
1.102	Nanjing Ningru Hotel Management Co., Ltd.
1.103	Nantong Botong Hotel Co., Ltd.
1.104	Beijing Zhongting Hotel Management Co., Ltd.
1.105	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.106	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.107	Beijing Dongting Hotel Management Co., Ltd.
1.108	Beijing Jiating Hotel Management Co., Ltd.
1.109	Beijing Anting Hotel Management Co., Ltd.
1.110	Beijing Yueting Hotel Management Co., Ltd.
1.111	Tianjin Yiting Hotel Management Co., Ltd.
1.112	Tianjin Xingting Hotel Management Co., Ltd.
1.113	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.114	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.115	Xi’an Fengting Hotel Management Co., Ltd.
1.116	Jinan Hanting Hotel Management Co., Ltd.
1.117	Zibo HanTing Hotel Management Co., Ltd.
1.118	Xiamen Jiangting Hotel Co., Ltd.
1.119	Xiamen Wuting Hotel Co., Ltd.
1.120	Xiamen Tingju Hotel Co., Ltd.
1.121	Xiamen Xiating Hotel Co., Ltd.
1.122	Guangzhou Chengting Hotel Management Co., Ltd.
1.123	Guangzhou Shangbin Hotel Co., Ltd.
1.124	Guangzhou Mengting Hotel Management Co., Ltd.
1.125	Guangzhou Huiting Hotel Management Co., Ltd.
1.126	Guangzhou Meiting Hotel Management Co., Ltd.
1.127	Shenzhen Shenting Hotel Management Co., Ltd.
1.128	Shenzhen HanTing Hotel Management Co., Ltd.
1.129	Nanchang Yinting Hotel Management Co., Ltd.
1.130	Taiyuan Ruiting Yingze Hotel Management Co., Ltd.
1.131	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.132	Wuhan Changting Hotel Management Co., Ltd.
1.133	Wuhan HanTing Hotel Management Co., Ltd.
1.134	Dalian Yuanyang Sikelai Hotel Co., Ltd.
1.135	Shenyang Maruika Hotel Management Co., Ltd.
1.136	Kunming Xiting Hotel Management Co., Ltd.
1.137	Baotoushi Anting Hotel Management Co., Ltd.
1.138	Hanting Technology (Suzhou) Co., Ltd.
1.139	Shanghai Jijing Food and Beverage Management Co., Ltd.
1.140	Tianjin Huasu Enterprise Management Co., Ltd.
1.141	Shanghai Keting E-Commerce Co., Ltd.
1.142	Jiangsu Keting Commercial and Trade Co., Ltd
1.143	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.144	Shanghai Zhiyu Information Consulting Co., Ltd.

1.145	Shanghai Huazhu Hanting Xiyue Enterprise Management Co., Ltd.
1.146	Jiangsu Youxiang Financial Consulting Co., Ltd.
1.147	Shanghai Huiting Hotel Management Co., Ltd. （上海荟庭酒店管理有限公司）
1.148	Shanghai Huiyue Hotel Management Co., Ltd.
1.149	Shanghai Fanting Hotel Management Co., Ltd.
1.150	Shanghai Yinting Hotel Management Co., Ltd.
1.151	Shanghai Minting Hotel Management Co., Ltd.
1.152	Shanghai Rongting Hotel Management Co., Ltd.
1.153	Shanghai Guangting Hotel Management Co., Ltd.
1.154	Shanghai Lanting Hotel Management Co., Ltd.
1.155	Shanghai Baiting Hotel Management Co., Ltd.
1.156	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.157	Shanghai Jiangting Hotel Management Co., Ltd.
1.158	Shanghai Xingting Hotel Management Co., Ltd.
1.159	Shanghai Baoting Hotel Management Co., Ltd.
1.160	Shanghai Fangpu Hotel Management Co., Ltd.
1.161	Shanghai Manao Hotel Management Co., Ltd.
1.162	Hangzhou Pingting Hotel Management Co., Ltd.
1.163	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.164	Hangzhou Miaoting Hotel Management Co., Ltd.
1.165	Jinan Luoting Hotel Management Co., Ltd.
1.166	Xi’an Yahua Hotel Management Co., Ltd.
1.167	Nanjing Quanji Hotel Management Co., Limited
1.168	Kunshan Siting Enterprise Management Co., Ltd.
1.169	Kunshan Bizhu Enterprise Management Co., Ltd.
1.170	Hangzhou Yilai Hotel Chain Co., Ltd.
1.171	Huazhu Enterprise Management Co., Ltd.
1.172	Shanghai Aiqu Enterprise Management Co., Ltd.
1.173	Shanghai Wuqin Equity Fund Co., Ltd.
1.174	Shanghai Fenglv Hotel Management Co., Ltd.
1.175	Huazhu Investment (Shanghai) Co., Ltd.
1.176	Shanghai Yiju Hotel Management Co., Ltd. （上海宜桔酒店管理有限公司）
1.177	Shanghai Shangting Hotel Management Co., Ltd.
1.178	Shanghai Hongting Hotel Management Co., Ltd.
1.179	Shanghai Duting Hotel Management Co., Ltd.
1.180	Shanghai Hongxi Hotel Management Co., Ltd.
1.181	Shanghai Haoting Hotel Management Co., Ltd. （上海郝庭酒店管理有限公司）
1.182	Shanghai Tongji Hotel Management Co., Ltd.
1.183	Shanghai Chunting Hotel Management Co., Ltd.
1.184	Shanghai Moting Hotel Management Co., Ltd.
1.185	Hangzhou Ansheng Hotel Management Co., Ltd.

1.186	Hangzhou Heju Hanting Hotel Co., Ltd.
1.187	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.188	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.189	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.190	Beijing Dongnian Hotel Co., Ltd.
1.191	Beijing Chengnian Hotel Management Co., Ltd.
1.192	Zhuhai Manneijiali Investment Development Company Limited
1.193	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.194	Guangzhou Didu Hotel Management Co., Ltd.
1.195	Guangzhou Bihua Hotel Management Co., Ltd.
1.196	Shanghai Jizhu Investment Management Co., Ltd.
1.197	Kunshan Hanka Catering Management Co., Ltd.
1.198	Ningbo Huating Investment Consulting Co., Ltd.
1.199	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.200	Shanghai Yate Zhongtan Hotel Management Co., Ltd.
1.201	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.202	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.203	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.204	Beijing Qitian Holiday Hotel Co., Ltd.
1.205	Beijing Crystal Orange Hotel Management Co., Ltd.
1.206	Beijing Orange Times Hotel Management Co., Ltd.
1.207	Beijing Crystal Orange Times Hotel Management Co., Ltd.
1.208	Shanghai Juchao Department Management Co., Ltd.
1.209	Tianjin Mengguang Information Technology Co., Ltd.
1.210	Ningbo Futing Enterprise Management Co., Ltd.
1.211	Huanmei Information Technology (Shanghai) Co., Ltd.
1.212	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.213	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.214	Beijing Hanting Hotel Management Co., Ltd.
1.215	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.216	Tianjin Huazhu Finance Leasing Co., Ltd.
1.217	Ningbo Jishi Investment Management LLP
1.218	Ningbo Qiji Galaxy Investment Management Center LLP

2.	Majority-Owned Subsidiaries

2.1	Elan Hotel Holdings Limited (BVI)	89.13%	equity interests owned by	China Lodging Holdings (HK) Limited
2.2	Elan Hotel (Hong Kong) Limited (Hong Kong)	100%	equity interests owned by	Elan Hotel Holdings Limited (BVI)
2.3	Yilai Hotel Management (Ningbo) Co., Ltd.	100%	equity interests owned by	Elan Hotel (Hong Kong) Limited (Hong Kong)
2.4	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.5	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.6	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.7	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.8	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.9	Wuhan Liye Yuchuang Enterprises Management Co., Ltd.	100%	equity interests owned by	Shanghai Yuchuang Investment Management Co. Ltd.
2.10	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.11	Shanghai Mengxu Intelligent Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.12	Beijing Tiandui Information Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.13	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.14	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.15	Blossom Hotel Investment Management (Kunshan) Co., Ltd.	89.58% equity interests owned by Huazhu Hotel Management Co., Ltd., 9.75% equity interests owned by Huazhu Investment (Shanghai) Co., Ltd.
2.16	Shanghai Keting Cultural Communication Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.17	Shanghai Blossom House Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.18	Shanghai Blossom Hotel Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.

2.19	Shanghai Changguan Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.20	Kunshan Blossom Commercial and Trading Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.21	Wuxi Blossom House Culture Tourism Investment Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.22	Suzhou Blossom Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.23	Huzhou Blossom House Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.24	Ningbo Blossom House Hotel Management Co., Ltd.	100%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.25	Lijiang Blossom House Hotel Management Co., Ltd.	99.6% equity interests owned by Blossom Hotel Investment Management (Kunshan) Co., Ltd., 0.4% equity interests owned by Shanghai Blossom House Investment Management Co., Ltd.
2.26	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.27	Suzhou Blossom House Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.28	Kunshan Zhouzhuang Blossom House Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.29	Sichuan Blossom House Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.30	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.
2.31	Diqingzhou Blossom House Hotel Management Co., Ltd.	95.83% equity interests owned by Shanghai Blossom Hotel Management Co., Ltd., 4.17% equity interests owned by Shanghai Blossom House Investment Management Co., Ltd.
2.32	Guangzhou Yahua Puxin Hotel Co., Ltd.	80%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.33	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.34	Wuhu Jiangting Hotel Management Co., Ltd.	99.97%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.35	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.

2.36	Nanjing Yangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.37	Wuhushi Ronghe Hotel Management Co., Ltd.	99.97%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.38	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.39	Baoding Lianting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.40	Urumqi Luting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.41	Urumqi Qiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.42	Chongqi Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.43	Xi’an Shengting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.44	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.45	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.46	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.47	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.48	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.49	Shanghai Huiting Hotel Management Co., Ltd. （上海辉庭酒店管理有限公司）	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.50	Wuxi Hanting Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.51	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.52	Changsha Changting Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.53	Jinan Hanjia Hotel Management Co., Ltd.	99%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.54	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.55	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.

2.56	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.57	Wenzhou Hanting Quanji Hotel Management Co., Ltd.	98%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.58	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.59	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.60	Suzhou Zhujiangnan Hotel Management Co., Ltd.	66%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.61	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.62	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.63	Xi’an Quanji Maoting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.64	Yongle Huazhu Hotel & Resort Group	50%	equity interests owned by	Huazhu Hospitality(Hong Kong)Limited
2.65	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.	85%	equity interests owned by	Hanting (Shanghai) Enterprise Management Co., Ltd.
2.66	Shanghai Shenzhou Business Travel Hotel Co., Ltd.	100%	equity interests owned by	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.
2.67	Shanghai Yuchuang Investment Management Co. Ltd.	91.67%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.68	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.69	Nanjing Starway Hotel Management Co., Ltd.	95%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.70	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.71	Shanghai Qiting Hotel Management Co., Ltd.	99.9999% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.0001% equity interests owned by Ningbo Huating Investment Consulting Co., Ltd.
2.72	Kunshan Jizhu Enterprise Management Co., Ltd.	99.99% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.01% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.73	Kunshan Qiting Enterprise Management Co., Ltd.	99.99% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.01% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.74	H-World Information and Technology Co., Ltd.	84.1035% equity interests owned by Huazhu Hotel Management Co., Ltd., and 11.7354% equity interests owned by Shanghai Mengguang Enterprises Management LLP
2.75	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65% equity interests owned by Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.76	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39% equity interests owned by Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.
2.77	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100%	equity interests owned by	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.
2.78	Ningbo Jisu Investment Management LLP	Shanghai Jizhu Investment Management Co., Ltd. Acts as the GP holds 30.01% of partnership share
2.79	Shanghai Mengguang Enterprises Management LLP	Shanghai Jizhu Investment Management Co., Ltd. Acts as the GP holds 4.8088% of partnership share
2.80	Ningbo Hongting Investment Management Center LLP	Ningbo Qiji Galaxy Investment Management Center LLP acts as the GP and holds 12.09% of partnership share, Huazhu Hotel Management Co., Ltd. acts as the LP and holds 27.91% of partnership share